UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2023

HEALTHIER CHOICES MANAGEMENT CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-36469
(Commission File Number)

Delaware	84-1070932
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3800 NORTH 28TH WAY, #1
HOLLYWOOD, Florida 33020
(Address of principal executive offices, including zip code)

(305) 600-5004
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCMC	OTC Pink Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

While it was permissible under the applicable securities laws for directors and officers of the Company to purchase and sell securities of the Company, on February 24, 2023, all of the executive officers and directors of the Company entered into a binding trading plan (the “10b5-1 Plan”). The executive officers and directors participating in the 10b5-1 Plan are Jeffrey Holman, John A. Ollet, Christopher Santi, Clifford J. Friedman and Dr. Anthony Panariello. There will be a two-year period where sales of the Company’s common stock may occur pursuant to the 10b5-1 Plan.

Rule 10b5-1 permits corporate officers, directors and others to adopt written, pre-arranged stock trading plans when they are not in possession of material, non-public information. Using these plans, insiders may gradually diversify their investment portfolios and spread stock trades over a period of time regardless of any material, non-public information they may receive after adopting their plans. In accordance with the 10b5-1 rules, the officers and directors will have no discretion over the sales of their shares of common stock under the 10b5-1 Plan.

Pursuant to the 10b5-1 Plan, certain shares of the Company’s common stock held by these officers and directors will be sold on a periodic basis without further direction from him in accordance with the terms and conditions set forth in the 10b5-1 Plan, which includes minimum sale price thresholds. The 10b5-1 Plan is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Transactions made pursuant to the 10b5-1 Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of the Company’s officers or directors, nor to report modifications or terminations of such plans.

Item 9.01	Exhibits
None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthier Choices Management Corp.

Date: March 1, 2023	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer

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